Exhibit 99.1

 08 | 10 | 2022  ANGIODYNAMICS  Canaccord Growth Conference  Stephen Trowbridge, EVP & CFO  1

 2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of  operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward- looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the  European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should  consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

FOCUSED TRANSFORMATION

U.S. Total Addressable Markets

FY2018
Began our strategic initiative to become a growth company

$1.3B
0-3% Mkt CAGR

FY2021
Launch of the Auryon System gives us access to the peripheral atherectomy market

$3.0B
2-5% Mkt CAGR

FY2023
Planned Thrombectomy & NanoKnife System portfolio additions & new indications increase market access

$6.0B
3-7% Mkt CAGR

FY2025
Planned Thrombectomy & PE portfolio additions & new indications increase market access

$8.0B
3-7% Mkt CAGR

angiodynamics

The planned portfolio additions and new indications are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

3

 4  MED DEVICE  Maintain Positioning  Solid Tumor  Irreversible Electroporation  Peripheral Arterial Disease  MED TECH  Invest for Growth  Thrombus Management

 THROMBUS MANAGEMENT  MED TECH

Deep Vein Thrombosis		Pulmonary Embolism		Venous Thromboembolism
DVT	+	**PE**	=	**VTE**
A blood clot that forms in a deep vein, usually the leg, groin or arm		A DVT breaks free from a vein wall and travels to the lungs blocking some or all of the blood supply		DVT and PE are collectively referred to as VTE

100,000 VTE-Related Deaths in the USA Annually[2]



Stages of Clot



Clot in Transit
(traveling through the heart)



Clot in Pulmonary Arteries *(PE)*

1.Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.

2."Venous Thromboembolism (VTE)." *World Thrombosis Day*, www.worldthrombosisday.org/issue/vte.

Illustrations and Images not Produced by AngioDynamics Include:
https://www.vascularmedcure.com/disease-background
DVT (Blood Clot In the Leg): 7 Warning Signs and Symptoms (emedicinehealth.com)

angiodynamics

2022 Market TAM



RIGHT ATRIUM
DEEP VEIN THROMBOSIS
$80M
$2.1B
$3.9B
$1.8B
PULMONARY EMBOLISM*

Source: Management estimate & industry sources.
*Includes Clot in Transit

6

 The  Difference  The AngioVac System allows for the continuous aspiration of embolic material such as fresh,  soft thrombi or vegetation from the venous system  Utilizing a self-expanding, nitinol reinforced funnel tip  Simultaneously reinfusing the patient’s own filtered blood  to limit procedural blood loss  Waste Collection System  Filter  Saline  AngioVac Cannula  Reinfusion Cannula  AngioVac  Circuit  7  Centrifugal Pump  Console  Individual experience may not be indicative of all procedure results.

 Control Features for Handle & Cannula  SYRINGE BARREL  Aspirate between 10 & 30cc / pull  VOLUME LIMITING SWITCH  Allows tailored aspiration volume  VACUUM LOCK  Allows for continuous aspiration When engaged in clot  MANUAL ASPIRATION HANDLE  Controlled, single-hand design  MULTIPLE TIP ANGLES  00, 200, 850, 1800  PROPRIETARY FUNNEL DESIGN  Allows for Massive Clot Removal | En Bloc  RADIOPAQUE MARKERS  Better Tip Visibility  LARGE END HOLE ASPIRATION 42FR & 30FR  Opening  COMPLETE CONTROL INTUITIVELY SIMPLE EFFICIENTLY POWERFUL

Addressable Markets



Right Atrium
$80M TAM
AngioVac F22, F18

Pulmonary Embolism (PE)
$1.6B TAM
AlphaVac F18

Clot in Transit
$170M TAM
AngioVac F22, F18

Isolated Inferior Vena Cava (IVC) Thrombus
$400M TAM
AlphaVac F22, F18

Iliofemoral Deep Vein Thrombosis (DVT)
$1.7B TAM
AlphaVac F14

AngioVac | **Deliberate Attention to Key Technology Elements** | ALPHAVAC

	$F22^{20}$	$F22^{180}$	$F18^{85}$	$F14^{20}$	$F18^{85}$ PE
Funnel Tip Opening FR Size	42FR	42FR	33FR	~21FR	33FR
Cannula Angle Degree	20°	180°	85°	20°	85°
Cannula FR Size	22FR Cannula 25FR Sheath	22FR Cannula 25FR Sheath	18FR Cannula 22FR Sheath	~14FR Cannula ~16FR Sheath	18FR Cannula 22FR Sheath
Availability	LAUNCHED	LAUNCHED	LAUNCHED	IN DEVELOPMENT	CURRENTLY ENROLLING



Modality Type



Shapes, Sizes and Angles will be available in both on/off circuit options (AlphaVac/AngioVac)

angiodynamics

TAMs: Management estimate & industry sources
*AlphaVac $F14^{20}$ is not cleared by the Food and Drug Administration (FDA). These statements and the subject products have not been evaluated by the FDA. These devices are not currently being marketed, nor are they available for sale in any country. AlphaVac and AngioVac are not indicated for PE.

9

 PERIPHERAL ATHERECTOMY  MED TECH

 63%  37%  $760M  Over 8 Million1 Americans Suffer from P AD  Over 150,000 Limbs2 are Lost Every Year  because of PAD  50% Mortality Rate2 Associated with PAD after Limb Loss  PERIPHERAL ATHERECTOMY  US Addressable Markets & Competitive Landscape  3. Peripheral Vascular Devices Medtech 360 Market Analysis US December, 2021. Millennium Research Group, Inc.  11  2022 Served Market  https://www.nhlbi.nih.gov/health/peripheral-artery-disease  https:// www.cookmedical.com/peripheral-intervention/10-facts-about- peripheral-arterial-disease/  Above the Knee (ATK)  Below the Knee (BTK)  14%  86% Mechanical  Laser  62%  38%  Office Based Lab (OBL)  Hospital

AURYON


Wavelength
Pulse width
Amplitude



2.35 mm
Aspiration and Off-Center capabilities and indicated for Peripheral Atherectomy and In-Stent Restenosis (ISR)

2.0 mm
Aspiration capability and indicated for Peripheral Atherectomy and ISR

1.5 mm
Indicated for Peripheral Atherectomy

0.9 mm
Indicated for Peripheral Atherectomy

Why wavelength matters

Each type of tissue interacts differently with a given wavelength

The Auryon System produces a photon energy of 3.5 eV, which is low enough to be nonreactive to vessel endothelium, but high enough to vaporize calcium.[1,2]

Why pulse width and amplitude matter

Greater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs.

The Auryon System has a pulse width of 10 to 25 ns, ensuring enough power to target the lesion and spare the vessel.[3]

angiodynamics

1. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.
2. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator's Manual. Version 28. 2019:1-56.
3. Auryon. Instructions for use. AngioDynamics; 2019.

12

 IRREVERSIBLE ELECTROPORATION  MED TECH  13

INNOVATION DOCTORS NEED

Expands treatment options and help preserve patient's quality of life



PROBE PLACEMENT

NanoKnife can be confidently used in all segments of an organ.[1,2]



DECELLULARIZATION

Destroys targeted tissue with precise treatment margins.[1,2]



NON-THERMAL

Spares vital structures by retaining the structural integrity of tissue.[3,4]



REVASCULARIZATION

Facilitates functional tissue regeneration post-ablation.[3,4]

1. Lee EW, Thai S, Kee ST. Irreversible electroporation: a novel image-guided cancer therapy. Gut Liver. (2010);4(SUPPL. 1):99−104. doi: 10.5009/gnl.2010.4.S1.S99
2. Guidance for Selection of NanoKnife Probe Array Configuration and Ablation parameters for the Treatment of Stage III Pancreatic Cancer.
3.Scheltema MJ, Chang JI, van den Bos W, Gielchinsky I, Nguyen TV, Reijke TM, Siriwardana AR, Böhm M, de la Rosette JJ, Stricker PD. Impact on genitourinary function and quality of life following focal irreversible electroporation of different prostate segments. Diagn Interv Radiol. 2018 Sep;24(5):268-275. doi: 10.5152/dir.2018.17374. PMID: 30211680; PMCID: PMC6135060.
4. Li W, Fan Q, Ji Z, Qiu X, Li Z. The effects of irreversible electroporation (IRE) on nerves. PLoS One. 2011 Apr 14;6(4):e18831. doi: 10.1371/journal.pone.0018831. PMID: 21533143; PMCID: PMC3077412.

angiodynamics

14

 $1.6B  15  21%1,2  9%1,2  PROSTATE  70%1,2  2022 Total Addressable Market (TAM)  PANCREAS LIVER  THE NANOKNIFE SYSTEM  Estimated # of US Patients Diagnosed in 20221  Liver  41,260  Pancreas  62,210  Prostate  268,490

PROSTATE INITIATIVE

Prostate cancer (PCa) is the only solid tumor ***without*** *a standardized local treatment option*[1]

Advances in genetics, imaging, and methodology ***support*** *a local treatment option for PCa*[2]

But existing technology has ***less*** *than ideal outcomes for cancer control and quality of life*[3,4]



Effectively destroys targeted tissue with precise treatment margins[5]

Spares vital structures within the ablation zone[6]

Enables treatment to be performed in all segments of an organ[7]

NanoKnife 3.0
Irreversible Electroporation (IRE)

Bridge the gap between an active surveillance strategy and whole-gland treatment

Approximately **100,000** men are estimated to be candidates for focal therapy each year[8]



1) *NCCN Guidelines for Patients Early Stage Prostate Cancer.* https://www.nccn.org/patients/guidelines/content/PDF/prostate-early-patient.pdf.
2)Lee, Byron H., et al. "Changing Landscape of Prostate Cancer Favoring Low-Risk Prostate Cancer: Implications for Active Surveillance Versus Focal Therapy." Imaging and Focal Therapy of Early Prostate Cancer, 2012, pp. 17–36., doi:10.1007/978-1-62703-182-0_2. 3).
Worrell Design. Next Gen Voice of Customer, 2020.
4) Sivaraman A, Barret E. Focal Therapy for Prostate Cancer: An "À la Carte" Approach. Eur Urol. 2016;69(6):973-975.doi:10.1016/j.eururo.2015.12.015
5) Lee EW, Thai S, Kee ST. Irreversible electroporation: a novel image-guided cancer therapy. Gut Liver. (2010);4(SUPPL. 1):99–104. doi: 10.5009/gnl.2010.4.S1.S99
6) Li W, Fan Q, Ji Z, Qiu X, Li Z. The effects of irreversible electroporation (IRE) on nerves. PLoS One. 2011 Apr 14;6(4):e18831. doi: 10.1371/journal.pone.0018831. PMID: 21533143; PMCID: PMC3077412.
7). Scheltema MJ, Chang JI, van den Bos W, Gielchinsky I, Nguyen TV, Reijke TM, Siriwardana AR, Böhm M, de la Rosette JJ, Stricker PD. Impact on genitourinary function and quality of life following focal irreversible electroporation of different prostate segments. Diagn Interv Radiol. 2018 Sep;24(5):268-275. doi: 10.5152/dir.2018.17374. PMID: 30211680; PMCID: PMC6135060.

16

 17  PRESERVE Prostate IDE  37  SUO-CTC US sites responded to Call for Sites  20  Sites selected, focused on geographic and demographic diversity, high-volume focal therapy institutions  118  Intermediate-risk patients to be enrolled through 1-year follow up  SUO-CTC is a clinical research investigator network of 500+ members from more than 250 clinical sites in the US and Canada.  Primary Endpoint: Rate of negative in-field biopsy at 1 year  First Patient Enrolled: April 2022  Enrollment Period: 12 months  Date of last update: April 7, 2022

 18  TECHNOLOGY PLATFORM PIPELINE

Med Tech Platform Expansions

Developing our Med Tech platforms exponentially expands our TAMs


Med Device
Atherectomy
Prostate
FY2023 TAM
$6B
DVT
Pulmonary Embolism
Right Atrium
Portfolio Expansion
Arterial Thrombectomy
Coronary Atherectomy*
Left Atrium
Chronic DVT*
Future TAM
>$10B
European MedTech Platform Expansion*

Source: Management estimate & industry sources

Note: The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties, including clearance by the FDA. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

*Facilitates incremental TAM expansion beyond that depicted for FY 2025 on the previous slide angiodynamics

19

Procedural Hub at all
Sites of Service
OBL/ASC/Hospital


AURYON

AURYON | *Technology and Platform Expansion Pipeline*



Peripheral Arterial Disease (PAD) Atherectomy

In Stent Restenosis (BTK) *Above the Knee (ATK)* *Below the Knee (BTK)*	Current Indications	$760M Served
Medial Calcification Treatment	Claims Expansion Opportunity	~$1B TAM



Arterial Thrombectomy

PAD Interoperative Thrombus	NEW Indication Received	$50M TAM
Acute Limb Ischemia (ALI)	Indication Expansion Opportunity	$850M TAM



Venous Thrombectomy

Iliofemoral DVT *Chronic Clot*	In Development	$1.7B TAM



Coronary Artery Disease (CAD) Atherectomy

Coronary	Expansion Opportunity	~$1B TAM
Medial Calcification Treatment	Claims Expansion Opportunity	

TAMs: Management estimate & industry sources

Commercially Available

Funded Development Project

20

21  Right Atrium  Venous Thrombectomy  Pulmonary Embolism  Left Atrium  Infective Endocarditis (IE)  Current Indications  $80M TAM  Clot in Transit  $170M TAM  Isolated IVC  Current Indications $400M TAM  Iliofemoral DVT  Current Indication, Optimized 14F w/ retractor in development  $1.7B TAM  Pulmonary Embolism  IDE Currently Enrolling  $1.6B TAM  Infective Endocarditis (IE) Left Atrial Appendage Thrombus (LAA)  In Development  $430M TAM  Funded Development Project  Commercially Available  Technology and Platform Expansion Pipeline  TAMs: Management estimate & industry sources

 22  Prostate  Pancreas  Liver  Salvage  FIRE Trial*  $119M TAM  Intermediate  PRESERVE Trial  $585M TAM  Stage IIB & III  Breakthrough Designation & DIRECT Study  $60M TAM  Tumor Ablation  META Data Analysis  $114M TAM  Funded Development Project  Commercially Available  Technology and Platform Expansion Pipeline  TAMs: Management estimate & industry sources  * Focal Irreversible Electroporation as salvage treatment in radio-recurrent prostate cancer, Investigator initiated trial

 FINANCIALS  23

 Fourth Quarter and Full-Year Highlights  Q4 FY2022  Q4 FY2021  Change  FY2022  FY2021  Change  Revenue  $86,998  $76,842  13.2%  $316,219  $291,010  8.7%  Gross Margin  53.4%  55.1%  (170 bps)  52.4%  53.9%  (150 bps)  Net Loss  ($6,266)  ($19,468)  $13,202  ($26,547)  ($31,548)  $5,001  GAAP EPS  ($0.16)  ($0.51)  $0.35  ($0.68)  ($0.82)  $0.14  Adjusted EPS  $0.01  $0.00  $0.01  $0.00  $0.05  ($0.05)  Adjusted EBITDA  $6,192  $4,512  $1,680  $20,879  $19,516  1,363  Financial Performance  $ in thousands (except per share data)  24

 FY21 FY22  235.3  237.5  55.7  78.7  Fourth Quarter and Full-Year Highlights  25  Med Device  Med Tech  40.0% growth  6.1% growth  Q4 Revenue Growth  Q4 FY21  Q4 FY22  Full-Year Revenue Contribution  Med Device  Med Tech  FY21  FY22  41.2% growth  0.9% growth  Q4 Revenue Contribution  Full-Year Revenue Growth  21%  79%  26%  74%  60.7  64.4  16.2  22.6  Q4 FY22  Q4 FY21  19%  81%  25%  75%

 Fourth Quarter and Full-Year 2022 Results (unaudited)  $ in thousands (except per share data)  Q4 FY2022  Q4 FY2021  Change  FY2022  FY2021  Change  Revenue  $86,998  $76,842  13.2%  $316,219  $291,010  8.7%  Med Tech  Med Device  $22,611  $64,387  $16,150  $60,692  40.0%  6.1%  $78,717  $237,502  $55,731  $235,279  41.2%  0.9%  Endovascular Therapies Vascular Access Oncology  $45,126  $26,734  $15,138  $38,071  $24,462  $14,309  18.5%  9.3%  5.8%  $160,925  $100,193  $55,101  $135,079  $101,310  $54,621  19.1%  (1.1%)  0.9%  United States International  $73,704  $13,294  $63,597  $13,245  15.9%  0.4%  $265,963  $50,256  $237,043  $53,967  12.2%  (6.9%)  Net Loss  Non-GAAP Adjusted Net Income (Loss)  ($6,266)  $253  ($19,468)  ($67)  $13,202  $320  ($26,547)  ($182)  ($31,548)  $1,852  $5,001  ($2,034)  GAAP EPS  Non-GAAP Adjusted EPS  ($0.16)  $0.01  ($0.51)  $0.00  $0.35  $0.01  ($0.68)  $0.00  ($0.82)  $0.05  $0.14  ($0.05)  Gross Margin  53.4%  55.1%  (170 bps)  52.4%  53.9%  (150 bps)  Adjusted EBITDA  $6,192  $4,512  $1,680  $20,879  $19,516  $1,363  $ in thousands  Q4 FY2022  Q4 FY2021  Change  Cash  $28,825  $48,161  ($19,336)  Debt  $25,000  $20,000  $5,000  Net (Debt) Cash  $3,825  $28,161  ($24,336)  26

 27  Fourth Quarter and Full-Year 2022 Gross Margin Walk  Full-Year  Fourth Quarter  * Start-up costs include installation costs related to the Auryon lasers and costs related to transitioning  the manufacturing of AlphaVac to AngioDynamics.

 28  Full-Year 2022 Cash Walk

 APPENDIX  29

 GAAP to Non-GAAP Reconciliation  30

 Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS  Reconciliation of Net Loss to Adjusted EBITDA  (1)  (2)  (3)  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write- offs, certain litigation, and other items. Fiscal year 2021 results include a $14.0 million write-off of OARtrac intangible assets.  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended May 31, 2022 and May 31, 2021.  Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.  31  (1)  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items. Fiscal year 2021 results include a $14.0 million write-off of OARtrac intangible assets.  (in thousands, except per share data)  (in thousands)